UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2009

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52646 (Commission File No.)	20-5919886 (I.R.S. Employer Identification No.)

1200 17th Street, Suite 980, Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 476-6455 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

(e)   Amendment of Stock Option Plan.

     At Registrant’s Annual Stockholder’s Meeting held June 15, 2009, stockholders approved the an amendment to the Registrant’s Second Amended and Restated Stock Option Plan (the “Plan”) to delete Section 3.2(b), to allow the Board of Directors to award options under the Plan to insiders of the Registrant without regard to the total number of options held by insiders at the time of the award.

     No options held before the amendments by any person, including the Named Executive Officers, and the directors of the Registrant will be changed or modified as a result of the amendments made to the Plan. No Options under the Plan are expected to be granted to any such persons except in accordance with regular practices and upon approval by the Board of Directors.

     As a result of the approval of the amendment, options to purchase a total of 1,145,000 shares under the Plan conditionally awarded to 15 officers and Directors of the Registrant February 3, 2009, subject to approval by stockholders at the annual meeting, were confirmed

     Amendment of the Plan has no effect on the compensation paid or expected to be paid to neither any Named Executive Officer nor any director. A copy of the Second Amended and Restated Stock Option Plan, as amended, is attached as Exhibit 99.1.

Item 8.01.   Other Events

Submission of Matters to a Vote of Security Holders.

At the Annual Stockholders’ Meeting of the Corporation held on June 15, 2009, the following matters were submitted to a vote of the stockholders.

     (i)   Election of the following directors to the Corporation’s Board of Directors for a one-year term, with voting being as follows:

	FOR	WITHHELD

Robert J. (Don) MacDonald	59,761,002	4,250,260
Michael T. Mason	49,007,158	15,004,104
Wade Nesmith	63,122,252	889,010
Gregg Sedun	49,292,192	14,719,070
John E. Sherborne, Jr.	50,071,427	13,939,835
William A. Buckovic	50,104,413	13.906,849
Michael A. Goldberg	53,075,788	10,935,474
John T. Perry	63,070,883	940,379

     John T. Perry was elected as a new Director; all other Directors were re-elected.

          (ii)   The amendment to the Registrant’s Second Amended and Restated Stock Option Plan of the Company was approved with 23,238,801 votes for, 10,789,631 votes against, 12,365,424 shares abstained and 17,617,406 Broker Non-Votes.

          (iii)   Approval of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 with 62,821,838 votes for, 939,229 votes against and 250,195 shares abstained from voting.

Item 9.01.   Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith:

99.1 Second Amended and Restated Stock Option Plan, as approved June 15, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP. Registrant

June 18, 2009

By: /s/ John E. Sherborne John E. Sherborne Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1   Second Amended and Restated Stock Option Plan, as approved June 15, 2008.

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